UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 30, 2008
POLYPORE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32266	43-2049334
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11430 North Community House Road, Suite 350, Charlotte, NC	28277
(Address of Principal Executive Offices)	(Zip Code)
(704) 587-8409
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 30, 2008, Polypore International, Inc. (“Polypore”) issued a press release announcing its financial results for the second quarter ended June 28, 2008. A copy of the press release is furnished as Exhibit 99.1 hereto.
     Polypore will host a conference call to discuss these financial results at 9:00 AM Eastern Time on Thursday, July 31, 2008. By press release dated July 14, 2008, the public was invited to listen to the conference call by live webcast accessed through the Investor Relations area of Polypore’s website at http://investor.polypore.net/. A replay of the call will be available through August 13, 2008, via telephone at 719-457-0820, access number 8294477. The call will also be archived for 30 days on the Investor Relations area at http://investor.polypore.net/.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Polypore International, Inc. dated July 30, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE INTERNATIONAL, INC.

/s/Lynn Amos

Date: July 30, 2008	Name: Lynn Amos Title: Chief Financial Officer